UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 15, 2020

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105 Roseland, NJ 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 15, 2020 RenovaCare, Inc. (the “Company”) and Robert Cook executed an Employment Agreement (the “Employment Agreement”) having an effective date of June 22, 2020 (the “Effective Date”) pursuant to which Mr. Cook will serve as the Company’s Chief Financial Officer.  As Chief Financial Officer, Mr. Cook joins the executive leadership team in a part-time position, providing 50% of his time to the Company’s business matters. A copy of the Employment Agreement is attached to this Report as Exhibit 10.1.

Mr. Cook most recently served as Chief Financial Officer of CorMedix Inc. from February 2017 through January 2020. His prior pharma experience includes: Chief Financial Officer of BioBlast Pharma Ltd. from January 2016 through July 2016, Executive Vice President and Chief Financial Officer at Strata Skin Sciences, Inc. from April 2014 to January 2016; Senior Vice President and Chief Financial Officer at Immune Pharmaceuticals, Inc. from August 2013 to March 2014, and its predecessor EpiCept Corporation from April 2004 to August 2013, including one year as Interim President and CEO of EpiCept in which he completed the reverse merger of EpiCept into Immune. Previously he served as CFO of publicly-held Pharmos Corporation from December 1997 to March 2004. Mr. Cook began his career in financial services at the Chase Manhattan Bank and he also held a position as a Vice President in the Healthcare Group at General Electric Capital Commercial Finance. Mr. Cook holds a B.S. in Finance, magna cum laude, from The American University, in Washington, DC.

Pursuant to the terms of the Employment Agreement, in addition to a base annual salary of $130,000 Mr. Cook will be eligible to earn an annual discretionary bonus equal to up to 30% of his base annual salary then in effect. Mr. Cook’s discretionary bonus is based upon the Company’s assessment of Mr. Cook’s achievement of personal performance goals as well as the Company’s overall performance.

The Company has also agreed to grant Mr. Cook, pursuant to its 2013 Option Plan no later than the Effective Date, an option to purchase up to 100,000 shares of the Company’s common stock. The option will vest as to 50,000 shares on the date of grant and as to the remaining 50,000 shares on the day prior to the 1st anniversary date of the grant date. The initial exercise price of the option will be the closing price of the Company’s common stock on the date of grant. The option will only be effective upon the execution and delivery of an option agreement substantially in the form thereof attached as Exhibit 3.5(b) to the Employment Agreement.

Mr. Cook’s employment by the Company is an “at will employment;” the Employment Agreement may be terminated by either party at any time, with or without cause. If terminated by the Company without Cause, as defined in the Employment Agreement, in addition to certain specified benefits, Mr. Cook is entitled to a severance payment equal to up to three (3) months of his base annual salary then in effect.

In connection with the Employment Agreement, the Company and Mr. Cook also entered into a Confidential Information and Invention Assignment Agreement in the form attached to the Employment Agreement, effective as of the Effective Date, a copy of which is attached to the Employment Agreement as Exhibit 6.

The summary of the terms of the Employment Agreement and the items included in this Current Report on Form 8-K (this “Report”) does not purport to be complete and is qualified in its entirety by reference to the Agreement as attached as Exhibit 10.1 and is incorporated by reference herein.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1. above are incorporated by reference into to this Item 5.02 in their entirety.

Item 7.01. Regulation FD Disclosure.

On June 16, 2020 RenovaCare, Inc. issued a press release titled “Mr. Robert W. Cook, Seasoned Biotech Executive, Joins RenovaCare as Chief Financial Officer and Board Secretary.” A copy of the press release is attached as Exhibit 99.1 to this report.

Except for the historical information presented in this document, the matters discussed in this Report, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Report should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Report. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Report and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

Note: Information in this Report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

No.	Description
10.1	Employment Agreement dated June 15, 2020, and effective June 22, 2020, by and between RenovaCare, Inc. and Robert Cook.
99.1	Press release dated June 16, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 19, 2020.

RenovaCare, Inc.

By:	/s/ Alan L. Rubino
Alan L. Rubino
President and Chief Executive Officer